Exhibit (a)(1)(B)

Letter of Transmittal

To Tender Shares of Common Stock

of

Third Wave Technologies, Inc.

at

$11.25 Net Per Share

Pursuant to the Offer to Purchase

dated June 18, 2008

by

Thunder Tech Corp.

A direct wholly-owned subsidiary of

Hologic, Inc.

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, AT THE END OF WEDNESDAY, JULY 16, 2008, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

By Mail:	By Facsimile Transmission:	By Overnight Courier:

Computershare Trust Company, N.A. c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011	For Eligible Institutions Only: (617) 360-6810 For Confirmation Only Telephone: (781) 575-2332	Computershare Trust Company, N.A. c/o Voluntary Corporate Actions 250 Royall Street Canton, MA 02021

ALL QUESTIONS REGARDING THE OFFER SHOULD BE DIRECTED TO THE INFORMATION AGENT, INNISFREE M&A INCORPORATED, AT THE ADDRESS AND TELEPHONE NUMBERS AS SET FORTH ON THE BACK OF THIS LETTER OF TRANSMITTAL AND ON THE BACK COVER PAGE OF THE OFFER TO PURCHASE.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, FOR THE DEPOSITARY WILL NOT CONSTITUTE A VALID DELIVERY.

THIS LETTER OF TRANSMITTAL AND THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on Share Certificate(s))	Shares Tendered (Attach additional signed list if necessary) See Instruction 3.
	Share Certificate Number(s)*	Total Number of Shares Represented by Share Certificate(s)*	Number of Shares Tendered**

Total

*  Need not be completed by stockholders tendering by book-entry transfer.

**  Unless otherwise indicated, it will be assumed that all shares of common stock, par value $0.001, of Third Wave Technologies, Inc., represented by any certificates described above are being tendered. See Instruction 4.

This Letter of Transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares (as defined below) is to be made by book-entry transfer to the account of The Computershare Trust Company, N.A. (the “Depositary”) at The Depository Trust Company (the “Book-Entry Transfer Facility”), pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

Holders of outstanding shares of common stock, par value $0.001 per share (collectively, the “Shares” and each, a “Share”), of Third Wave Technologies, Inc., a Delaware corporation, whose certificates for such shares are not immediately available or who cannot deliver such certificates and all other required documents to the Depositary on or prior to the expiration of the Offer (as defined below), or who cannot comply with the procedures for book-entry transfer on a timely basis, may tender their Shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

☐ CHECK HERE IF TENDER IS BEING MADE OF SHARES REPRESENTED BY LOST, DESTROYED OR STOLEN SHARE CERTIFICATE(S). SEE INSTRUCTION 9.

Number of Shares represented by lost, destroyed or stolen Share Certificate(s):

☐ CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐ CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name(s) of Tendering Stockholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution that Guaranteed Delivery:

If delivery is by book-entry transfer check box: ☐

Name of Tendering Institution:

Account Number:

Transaction Code Number:

Ladies and Gentlemen:

The undersigned hereby tenders to Thunder Tech Corp. (“Purchaser”), a Delaware corporation, the above-described shares of common stock, par value $0.001 per share (collectively the “Shares” and each, a “Share”), of Third Wave Technologies, Inc., a Delaware corporation (“Third Wave”), pursuant to Purchaser’s offer to purchase all outstanding Shares at $11.25 per Share, net to the seller in cash, without interest and subject to any required withholding of taxes, upon the terms and subject to the conditions set forth in the offer to purchase dated June 18, 2008 (“Offer to Purchase”), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the “Offer”). The Purchaser is a wholly-owned subsidiary of Hologic, Inc., a Delaware Corporation (“Hologic”). The Offer expires at 12:00 midnight, New York City time, at the end of Wednesday, July 16, 2008, unless extended as described in the Offer to Purchase (as extended, the “Expiration Date”).

Upon the terms and subject to the conditions of the Offer and effective upon acceptance for payment of and payment for the Shares tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other securities or rights issued or issuable in respect thereof on or after the date of the Offer to Purchase) and irrevocably appoints Computershare Trust Company, N.A. (the “Depositary”), the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and all such other securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of the undersigned’s rights with respect to such Shares (and all such other securities or rights), to (i) deliver certificates for such Shares (and all such other securities or rights), or transfer ownership of such Shares (and all such other securities or rights) on the account books maintained by The Depository Trust Company (the “Book-Entry Transfer Facility”), together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and all such other securities or rights) for transfer on the books of Third Wave and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and all such other securities or rights), all in accordance with the terms and subject to the conditions of the Offer.

The undersigned hereby irrevocably appoints each of Purchaser and its designees as attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper, with respect to all of the Shares tendered hereby that have been accepted for payment and paid for by Purchaser prior to the time of any vote or other action (and any and all other securities or rights issued or issuable in respect thereof on or after the date of the Offer to Purchase), at any meeting of stockholders of Third Wave (whether annual or special and whether or not an adjourned meeting), or otherwise, including the special meeting, if any, in connection with the merger of Purchaser with and into Third Wave pursuant to the terms of the Offer (the “Merger”), to the extent permitted by Third Wave’s certificate of incorporation and bylaws. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of and payment for such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment and payment shall, without further action, revoke all prior powers of attorney, proxies and consents given by such stockholder with respect to such Shares (and any other securities or securities or rights), and no subsequent powers of attorney, proxies, consents or revocations may be given by such stockholder (and, if given, will not be deemed effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered herein (and any and all other securities or rights issued or issuable in respect thereof on or after the date of the Offer to Purchase) and that when the same are accepted for payment and paid for by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary, Purchaser or Hologic to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and all such other securities or rights).

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender of Shares hereby is irrevocable.

The undersigned understands that the tender of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase will constitute the tendering stockholder’s acceptance of the Offer, as well as the tendering stockholder’s representation and warranty that such stockholder has the full power and authority to tender and assign the Shares tendered, as specified in the Letter of Transmittal. The undersigned agrees and acknowledges that until the Purchaser has accepted the shares tendered pursuant to the Offer upon the terms and subject to the conditions of the Offer no binding agreement exists between the tendering stockholder and Purchaser.

If the tender offer conditions set forth in the Offer to Purchase are not met and/or waived if waivable, the Purchaser may not be required to accept for payment any of the Shares tendered hereby. All questions as to validity, form and eligibility of any tender of Shares hereby will be determined by the Purchaser (which may delegate power in whole or in part to the Depositary) and such determination shall be final and binding.

The Purchaser reserves the right to assign to Hologic and/or one or more wholly-owned subsidiaries of Hologic any of its rights with respect to the Shares, including the right to purchase Shares tendered in the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligations under the Offer and will in no way prejudice the undersigned’s rights to receive payment for Shares validly tendered and accepted for payment in the Offer.

Unless otherwise indicated under “Special Payment Instructions”, please issue the check for the purchase price of any Shares purchased, and return any Shares not tendered or not accepted for payment, in the name(s) of the registered owner (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under “Special Delivery Instructions”, please mail the check for the purchase price of any Shares accepted for payment and any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address of the registered owner shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue the check for the purchase price of any Shares purchased and return any certificates for Shares not tendered or not purchased (and any accompanying documents, as appropriate) in the name(s) of, and mail said check and said certificates to, the person(s) so indicated. Unless otherwise indicated under “Special Payment Instructions”, please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions”, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

(See Instructions 1, 5, 6, and 7)

To be completed ONLY if (i) the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or (ii) certificates for Shares not tendered or not purchased are in either case to be issued in the name of someone other than the undersigned.

Issue

☐ Check

☐ Certificate(s) to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax ID or Social Security Number(s))

(See Substitute Form W-9)

☐ Credit unpurchased Shares delivered by book-entry transfer to the DTC account set forth below.

Account

Number:

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 1, 5, 6, and 7)

To be completed ONLY if (i) the check for the purchase price of Shares purchased (less the amount of any federal income and backup withholding tax required to be withheld) and/or (ii) certificates for Shares not tendered or not purchased are in either case to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned’s signature(s).

Mail

☐ Check

☐ Certificate(s) to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax ID or Social Security Number(s))

(See Substitute Form W-9)

IMPORTANT

PLEASE SIGN ON THIS PAGE

(To be completed by all stockholders tendering Shares regardless of whether Shares are being physically delivered herewith)

X

(Signature(s) of Registered Holder(s) or Authorized Signatory)

X

(Signature(s) of Registered Holder(s) or Authorized Signatory)

Dated:                        , 2008

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the certificate(s) for Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted with this Letter of Transmittal. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s):

(Please Print)

Name of Firm:

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:

(Also Complete Substitute Form W-9 at the End of this Letter of Transmittal)

IF REQUIRED – GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

FOR USE BY ELIGIBLE INSTITUTIONS ONLY

PLACE MEDALLION GUARANTEE IN SPACE BELOW

Name(s):
(Please Print)

Name of Firm:

Capacity (full title):

Address:
(Include Zip Code)

Area Code and Telephone Number:

Dated:                                     , 2008

THIS FORM MUST BE COMPLETED BY ALL TENDERING U.S. HOLDERS

Substitute Form W-9 Request for Taxpayer Identification Number and Certification PAYOR’S NAME: Computershare Trust Company, N.A. (See Instruction 8 and “Important Tax Information” and the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9)

Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below) Name:

Address:

City, State and Zip Code:
Check appropriate box:	☐ Individual/Sole Proprietor	☐ Partnership	☐ Exempt from backup withholding
	☐ Corporation	☐ Other:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)

TAXPAYER IDENTIFICATION NUMBER

Enter your taxpayer identification number in the appropriate space at right and certify by signing and dating below.

For most individuals your taxpayer identification number is your social security number. If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines.

Note: If the account is in more than one name, see the chart in the enclosed Guidelines on which number to give the payor.

FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (See Page 2 of enclosed Guidelines)

Social Security Number or Employer Identification Number If you are exempt from backup withholding, write “EXEMPT” here

CERTIFICATION

Under penalties of perjury, I certify that:

(1)    the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).

Signature:		Date:

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY CASH PAYMENT MADE TO YOU WITH RESPECT TO SHARES SURRENDERED IN CONNECTION WITH THE TENDER OFFER OR THE MERGER AND MAY RESULT IN CERTAIN PENALTIES IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN THE SPACE FOR THE “TIN” ON THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under the penalty of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me thereafter will be withheld until I provide a number, and if a taxpayer identification number is not provided within 60 days, such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc., including the Securities Transfer Agents Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange, Inc. Medallion Signature Program (MSP) or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each an “Eligible Institution”). Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered owner(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such owner(s) has not completed the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” on this Letter of Transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of Letter of Transmittal and Shares. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 3 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed (together with any required signature guarantees) Letter of Transmittal (or facsimile thereof or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal on or prior to the Expiration Date.

Stockholders who cannot deliver their Shares and all other required documents to the Depositary on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer or a timely basis may tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser must be received by the Depositary by the Expiration Date and (iii) the certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed with any required signature guarantees Letter of Transmittal (or facsimile thereof or, in the case of a book-entry delivery, an Agent’s Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase. A “trading day” is any day on which quotations are available for shares listed on The Nasdaq Stock Market LLC.

An “Agent’s Message” means a message, transmitted through electronic means by the Book-Entry Transfer Facility, in accordance with the normal procedures of the Book-Entry Transfer Facility and Depositary, to and received by the Depositary and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares which are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Purchaser may enforce such agreement against the participant. The term “Agent’s Message” shall also include any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office. For Shares to be validly tendered during any Subsequent Offering Period (as defined in Section 1 of the Offer to Purchase), the tendering stockholder must comply with the foregoing procedures except that the required documents and certificates must be received during the Subsequent Offering Period. Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility’s procedures does not constitute delivery to the Depositary.

The method of delivery of Shares, this Letter of Transmittal and all other required documents, including through the Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder. If certificates for Shares are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time shall be allowed to ensure timely delivery.

No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or facsimile thereof), the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the Shares represented by the old certificate will be issued and sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the boxes entitled “Special Payment Instructions” or “Special Delivery Instructions,” as the case may be, on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby is held of record by two or more persons, all such persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not purchased are to be returned, in the name of any person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted.

6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7. Special Payment and Delivery Instructions. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8. Substitute Form W-9. Under the U.S. federal income tax laws, the Depositary will be required to withhold 28% of the amount of any payments made to certain stockholders pursuant to the Offer. In order to avoid such backup withholding, each tendering stockholder, and, if applicable, each other payee, must provide the Depositary with such stockholder’s or payee’s correct taxpayer identification number and certify that such stockholder or payee is not subject to such backup withholding by completing the Substitute Form W-9 set forth above. In general, if a stockholder or payee is an individual, the taxpayer identification number is the social security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding. If a stockholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for such statement, a $500 penalty may also be imposed by the Internal Revenue Service, in addition to any criminal penalty provided by law. Certain stockholders or payees (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders, other than foreign individual stockholders, should furnish their taxpayer identification number, write “exempt” on the Substitute Form W-9 above, sign and date the form, and return it to the Depositary. In order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such stockholder or payee must submit a Form W-8BEN Certificate of Foreign Status (or other applicable Form W-8) to the Depositary. Such certificates can be obtained from the Depositary. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 28% of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service. Failure to complete and return the Substitute Form W-9 may result in backup withholding of 28% of any payments made to you pursuant to the Offer. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

IT IS RECOMMENDED THAT PAYEES CONSULT THEIR TAX ADVISORS REGARDING BACKUP WITHHOLDING.

9. Mutilated, Lost, Stolen or Destroyed Certificates. If the certificate(s) representing Shares to be tendered have been mutilated, lost, stolen or destroyed, stockholders should (i) complete this Letter of Transmittal and check the appropriate box above and (ii) contact the Depositary immediately by calling Computershare Trust Company, N.A. at (781) 575-2879. The Depositary will provide such holder with all necessary forms and instructions to replace any such mutilated, lost, stolen or destroyed certificates. The stockholder may be required to give the

Depository, Purchaser or Hologic a bond as indemnity against any claim that may be made against it with respect to the certificate(s) alleged to have been mutilated, lost, stolen or destroyed.

10. Waiver of Conditions. Subject to the terms and conditions of the Merger Agreement (as defined in the Offer to Purchase) and the applicable rules and regulations of the SEC, purchaser reserves the right to waive any of the specified conditions in the Offer in the case of any Shares tendered.

11. Determination of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Purchaser, in its sole discretion, which determination shall be final and binding on all parties. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of its counsel, be unlawful. It also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder, whether or not similar defects or irregularities are waived in the case of other stockholders.

12. Requests for Assistance or Additional Copies. Requests for assistance or additional copies of the Offer to Purchase and this Letter of Transmittal may be obtained from the Information Agent at the address or telephone numbers set forth on the back of this letter.

IMPORTANT: THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE OF THE OFFER AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED ACCORDING TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE ON OR PRIOR TO THE EXPIRATION DATE OF THE OFFER, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or other materials related to the Offer may be directed to Innisfree M&A Incorporated, the Information Agent for the Offer at its address and the telephone numbers set forth below. Stockholders may also contact their brokers, dealers, banks, trust companies or other nominees for assistance concerning the Offer.

The Information Agent for the Offer is:

501 Madison Avenue, 20th Floor

New York, NY 10022

Banks and Brokerage Firms, Please Call: (212) 750-5834

Stockholders Call Toll Free: (877) 456-3510

Fax: (212) 750-5799

The Dealer Manager for the Offer is:

Goldman, Sachs & Co.

85 Broad Street

New York, New York 10004

(212) 902-1000 (call collect)

(212) 323-5678 (call toll free)